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                                                                   EXHIBIT 99.5

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                              OUTDOOR SYSTEMS, INC.

                                       AND

                UNITED STATES TRUST COMPANY OF NEW YORK, Trustee


                          First Supplemental Indenture

                           Dated as of August 22, 1996

                                 --------------

                                  $115,000,000

                          10 3/4% SENIOR NOTES DUE 2003

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Supplemental to Indenture
Dated as of August 15, 1993
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                          FIRST SUPPLEMENTAL INDENTURE


THIS FIRST SUPPLEMENTAL INDENTURE, dated as of August 22, 1996, is entered into between OUTDOOR SYSTEMS, INC., a Delaware corporation (the "Issuer"), and UNITED STATES TRUST COMPANY OF NEW YORK, a New York corporation (the "Trustee"):

                              W I T N E S S E T H:

         WHEREAS, the Issuer and the Trustee entered into an Indenture dated as of August 15, 1993 (the "Original Indenture"); and

         WHEREAS, pursuant to Section 7.2 of the Original Indenture, with the consent of the holders of not less than a majority in aggregate principal amount of the Securities outstanding, the Issuer and the Trustee may enter into supplemental indentures for the purpose of changing in any manner or eliminating any of the provisions of the Original Indenture or of modifying in any manner the rights of the holders of the Securities with certain exceptions; and

         WHEREAS, the Issuer has requested that the Trustee enter into this First Supplemental Indenture for the purpose of deleting certain of the Issuer's covenants under Article III of the Original Indenture, and the Issuer has filed with the Trustee evidence of the consent to the amendments set forth in this First Supplemental Indenture by the holders of at least a majority in aggregate principal amount of the Securities; and

         WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Original Indenture;

         NOW, THEREFORE, in consideration of the premises, the Issuer and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                    ARTICLE I

                                   AMENDMENTS

         Section 1.1 Amendment to Section 1.1. of the Original Indenture.
Section 1.1 of the Original Indenture is hereby amended as follows:

         (a) The terms "Acquired Indebtedness", "Acquisition Indebtedness", "Available Cash Flow", "Cash Flow Leverage Ratio", "Consolidated Interest Expense", "Consolidated Net Income", "Consolidated Tax Expense", "Exchangeable Preferred Stock", "Incentive Units", "Investments", "Inter-Borrower Agreement", "Increasing Rate Notes", "Junior Exchange Note", "Junior Reduction Note", "Permitted Dividend Encumbrances", "Permitted Indebtedness", "Permitted Investments", "Permitted Liens", "Permitted Payment", "Put-Call Agreement", "Refinancing Indebtedness",


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"Restricted Investment", "Restricted Payment", "Security Agreement Pledges",
"Services Agreement", and "Subrogation Note" and the definitions for such terms are hereby deleted in their entirety from Section 1.1 of the Original Indenture.

         (b) The term "Asset Sale" is hereby amended by deleting the words "permitted to be engaged in by the Issuer or its Restricted Subsidiaries pursuant to Section 3.19 hereof" from subpart (iii) thereof and in replacement therefor adding the words "of Outdoor advertising".

         Section 1.2 Amendment to Article III of the Original Indenture. Article III of the Original Indenture is hereby amended as follows:

         (a) The title and text to Sections 3.8, 3.9, 3.10, 3.12, 3.13, 3.14,
3.15, and 3.19 of the Original Indenture are hereby deleted in their entirety, together with any references thereto in the Indenture and the deleted language in each of such Sections is hereby replaced with the word "[RESERVED]".

         (b) Section 3.18 of the Original Indenture is hereby amended by deleting the first sentence thereof and revising the second sentence to read in its entirety as follows:

                  "The Issuer may designate any Unrestricted Subsidiary as a Restricted Subsidiary so long as, at the time of such designation and after giving effect thereto, no Default or Event of Default shall occur as a consequence thereof."

         Section 1.3 Amendment to Section 8.1 of the Original Indenture.
Section 8.1 of the Original Indenture is hereby amended by deleting subparagraph (d) therefrom.

                                   ARTICLE II

                                  MISCELLANEOUS

         Section 2.1 Ratification. Except as hereby expressly provided, the Original Indenture, as amended by this First Supplemental Indenture, is in all respects ratified and confirmed and all of its terms, provisions and conditions shall be and remain in full force and effect.

         Section 2.2 Headings. The Article headings in this First Supplemental Indenture are for convenience only and shall not effect the construction hereof.

         Section 2.3 Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed an original, and such counterparts shall together constitute but one and the same instrument.

         Section 2.4 Governing Law. This First Supplemental Indenture shall be construed in accordance with and governed by the laws of the State of New York.


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         IN WITNESS WHEREOF, the parties hereto have caused this First
Supplemental Indenture to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                                              OUTDOOR SYSTEMS, INC.


                                              By:/s/ WILLIAM S. LEVINE
                                                 -----------------------------
                                              Name:  William S. Levine
                                              Title:  Chairman of the Board


                                              UNITED STATES TRUST COMPANY OF
                                                NEW YORK, as Trustee


                                              By:/s/ CYNTHIA CHANEY
                                                 -----------------------------
                                              Name:  Cynthia Chaney
                                              Title:  Assistant Vice President


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                                  VERIFICATION


STATE OF NEW YORK

COUNTY OF NEW YORK


         On the 16th day of August, 1996, before me personally came _____________________________, to me known, who being by me duly sworn, did depose and say that he is _____________________ of Outdoor Systems, Inc., a Delaware corporation, and that he signed his name thereto on behalf of such corporation.



                               /s/ AVROHOM J. KESS
                               --------------------------------
                                Notary Public in and for the
                                State of New York


                                My Commission Expires:  April 15, 1998


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                                  VERIFICATION


STATE OF NEW YORK

COUNTY OF NEW YORK


         On the 19th day of August, 1996, before me personally came Cynthia Chaney, to me known, who being by me duly sworn, did depose and say that she is Assistant Vice President of United States Trust Company of New York, as Trustee, a New York corporation, and that he signed his name thereto on behalf of such corporation.


                                        /s/ CHRISTOPHER GRELL
                                        ------------------------------------
                                        Notary Public in and for the
                                        State of New York


                                        My Commission Expires: June 15, 1997


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